                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 2005
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                             NESS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                             000-50954               98-0346908
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(State or other jurisdiction            (Commission          (IRS Employer
 of incorporation)                      File Number)         Identification No.)

Ness Tower, Atidim High-Tech Industrial Park, Bldg 4, Tel Aviv     61580 Israel
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        (Address of principal executive offices)                    (zip code)

Registrant's telephone number, including area code: +972 (3) 766-6800
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 16, 2005, Ness Technologies,  Inc., a Delaware corporation (the
"Company"),  issued a press release  announcing  its  financial  results for the fourth  quarter and  fiscal  year ended  December  31, 2004 and other  financial information.  A copy of the press  release is attached  as Exhibit  99.1 to this report.

     The information  furnished  pursuant to Item 2.02 of this Current Report on
Form 8-K shall not be  considered  "filed"  for  purposes  of  Section 18 of the
Securities  Exchange  Act of 1934,  as  amended,  or  otherwise  subject  to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the  Securities  Act of 1933, as amended,  or under the Securities  Exchange Act of 1934, as amended,  unless the Company  expressly sets forth in such  future  filing  that such  information  is to be  considered
"filed" or incorporated by reference therein.

Item 8.01.  OTHER EVENTS.

     On  February  16,  2005,  the  Company  issued  a press  release  providing information  regarding its outlook for the first  quarter  ending March 31, 2005 and fiscal year ending December 31, 2005. The press release is being filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      EXHIBIT NO.             EXHIBITS

      99.1                    Press Release dated February 16, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           NESS TECHNOLOGIES, INC.

Dated: February 16, 2005                   By: /s/ Yaron Garmazi
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                                              Name:   Yaron Garmazi
                                              Title:  CFO